UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT ON REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act File Number 811-4946
THOMPSON PLUMB FUNDS, INC.
(Exact name of registrant as specified in charter)
1200 John Q. Hammons Drive
Madison, Wisconsin 53717
(Address of principal executive offices)—(Zip code)
John W. Thompson, Chairman
Thompson Plumb Funds, Inc.
1200 John Q. Hammons Drive
Madison, Wisconsin 53717
(Name and address of agent for service)
With a copy to:
Conrad G. Goodkind
Quarles & Brady LLP
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
Registrant’s telephone number, including area code: (608) 827-5700
Date of fiscal year end: November 30, 2006
Date of reporting period: May 31, 2006
     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.
     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

Semi-Annual Report
May 31, 2006
Thompson Plumb Growth Fund
Thompson Plumb Bond Fund
Telephone: 1-800-999-0887
www.thompsonplumb.com

THOMPSON PLUMB FUNDS, INC.
SEMI-ANNUAL REPORT TO SHAREHOLDERS
NOTE ON FORWARD-LOOKING STATEMENTS
The matters discussed in this report may constitute forward-looking statements. These include any advisor or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, investment styles, market sectors, interest rates, economic trends and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each Fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement its strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any Fund to differ materially as compared to its benchmarks.

THOMPSON PLUMB FUNDS, INC.
SEMI-ANNUAL REPORT TO SHAREHOLDERS
May 31, 2006
CONTENTS

Page(s)
GROWTH FUND
Investment review	4-5
Schedule of investments	6-8

BOND FUND
Investment review	9-10
Schedule of investments	11-12

FUND EXPENSE EXAMPLES	13

FINANCIAL STATEMENTS
Statements of assets and liabilities	14
Statements of operations	15
Statements of changes in net assets	16
Notes to financial statements	17-20
Financial highlights	21-22

ADDITIONAL INFORMATION	23
Exhibit 99.12(a)
Exhibit 99.12(a)
Exhibit 99.12(b)
This semi-annual report is authorized for distribution to prospective investors only when preceded or accompanied by a Fund prospectus which contains information about the Funds’ objectives and policies, risks, management, expenses and other information.
Please read your prospectus carefully.

GROWTH FUND INVESTMENT REVIEW
May 31, 2006 (Unaudited)

Portfolio Managers
John C. Thompson, CFA
John W. Thompson, CFA
Performance
The Thompson Plumb Growth Fund generated a total return of -0.02% for the six-month period ended May 31, 2006, as compared to 2.60% for its benchmark, the S&P 500 Index. Over the past five-year and ten-year time periods, the Growth Fund returned 3.08% and 12.21%, compared to the 1.96% and 8.35% returns of the S&P 500 Index, for those same time periods.
Comparison of Change in Value of a Hypothetical $10,000 Investment
Average Annual Total Returns
Through 05-31-06

	1 Year	3 Year	5 Year	10 Year
Thompson Plumb Growth Fund	2.30%	6.83%	3.08%	12.21%
S&P 500 Index	8.64%	11.64%	1.96%	8.35%
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-800-999-0887 or visiting www.thompsonplumb.com.
Results include the reinvestment of all dividends and capital gains distributions. Investment performance reflects all voluntary fee waivers that may be in effect. In the absence of such waivers, total return would be reduced. The performance information reflected in the graph and the table above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The S&P 500 Index is an unmanaged index commonly used to measure the performance of U.S. stocks. You cannot directly invest in an index.

Management Commentary
Over the first six months of this fiscal year, the Growth Fund was basically flat vs. a 2.60% gain in the S&P 500 Index. The pond that we have been fishing in, namely large growth companies with consistently high returns on equity, lower valuations and attractive growth rates, has continued to remain stagnant while other areas have shown gains. It appears that investors continue to embrace riskier assets, including emerging markets, commodity producers, and cyclical industrials, to name a few, while ignoring opportunities in the highest quality U.S. companies. The graph below, created by Citigroup, shows the relative P/E ratio of the largest 25 companies in the S&P 500 Index in relation to the index itself. As this graph demonstrates, the P/E ratio of the largest companies has not been this low in over 20 years.
Source: FactSet and Citigroup Investment Research – U.S. Equity Strategy
Our portfolio is comprised of companies that, on average, are significantly larger than the average S&P 500 company and we believe they are positioned to benefit as the above valuation disparity disappears. We believe that we began to see signs of an inflection point in May and June and that our strategy has begun to outperform as emerging markets and commodity prices have fallen dramatically. Although directional changes in the market take many months to confirm, it appears that the process has begun.
Housing price increases have slowed and inventories of unsold homes have increased dramatically (up to five fold in some markets). This, accompanied with higher interest rates, has started to limit the ability of consumers to withdraw equity from their homes which, according to Alan Greenspan, has been the source of roughly $600 billion, or 7%, of recent consumer spending. The evaporation of this consumer windfall is creating a headwind for the economy that is likely to be most pronounced for the most marginal businesses. Our focus is upon companies with an entrenched market position, sustainable competitive advantages, low multiples of earnings, consistent growth, strong balance sheets, and high returns on equity. We think that these investments will outperform by meaningful amounts in the future.
The Price to Earnings (P/E) Ratio reflects the multiple of earnings at which a stock sells. Return on Equity: A measure of a corporation’s profitability. Represents average return on equity on the securities in the portfolio, not the actual return on equity on the portfolio.
Mutual fund investing involves risk. Principal loss is possible.
Please refer to the Schedule of Investments on page 6 of this report for holdings information. The management commentary above as well as Fund holdings and asset/sector allocations should not be considered a recommendation to buy or sell any security. In addition, please note that Fund holdings and asset/sector allocations are subject to change.
Top 10 Equity Holdings at 05/31/06

		% of Fund’s
Company	Industry	Net Assets

Fannie Mae	Thrifts & Mortgage Finance	8.49%
The Coca-Cola Co.	Beverages	5.30%
Pfizer Inc.	Pharmaceuticals	5.28%
Exxon Mobil Corp.	Oil, Gas & Consumable Fuels	5.06%
Microsoft Corp.	Software	4.91%
American International Group, Inc.	Insurance	4.67%
Chevron Corp.	Oil, Gas & Consumable Fuels	4.38%
Tyco International Ltd.	Industrial Conglomerates	4.31%
Freddie Mac	Thrifts & Mortgage Finance	3.79%
First Data Corp.	IT Services	3.77%
As of May 31, 2006, 100% of the Fund’s net assets were in equity, cash and short-term instruments.

SCHEDULE OF INVESTMENTS
GROWTH FUND
May 31, 2006 (Unaudited)

	Shares	Value
COMMON STOCKS - 100.1%

Consumer Discretionary - 15.2%
Household Durables - 0.6%
Blyth, Inc.	240,850	$5,093,978

Media - 13.8%
CBS Corp. Class B	785,825	20,360,726
Clear Channel Communications, Inc.	198,950	6,127,660
Comcast Corp. Class A Special (a)	250,850	8,027,200
The Walt Disney Co.	560,300	17,089,150
Time Warner Inc.	1,644,150	28,295,821
Viacom Inc. Class B (a)	795,725	30,038,619

		109,939,176

Multiline Retail - 0.3%
Kohl’s Corp. (a)	38,900	2,088,541

Specialty Retail - 0.5%
Bed Bath & Beyond Inc. (a)	112,500	3,956,625

Consumer Staples - 10.9%
Beverages - 6.3%
PepsiCo, Inc.	136,500	8,252,790
The Coca-Cola Co.	961,400	42,330,442

		50,583,232

Food & Staples Retailing - 4.6%
Sysco Corp.	373,800	11,430,804
Wal-Mart Stores, Inc.	521,700	25,276,365

		36,707,169

Energy - 9.7%
Oil, Gas & Consumable Fuels - 9.7%
BP plc ADR	19,500	1,378,650
Chevron Corp.	585,250	34,992,097
Exxon Mobil Corp.	664,700	40,486,877
Murphy Oil Corp.	17,700	933,321

		77,790,945

Financials - 29.5%
Capital Markets - 2.6%
Morgan Stanley	353,450	21,072,689

Commercial Banks - 3.2%
Fifth Third Bancorp	668,000	25,384,000

Diversified Financial Services - 1.9%
Citigroup Inc.	311,900	15,376,670

Insurance - 9.5%
American International Group, Inc.	614,350	37,352,480
Berkshire Hathaway Inc. Class B (a)	5,900	18,107,100
Cincinnati Financial Corp.	363,235	16,650,692
The St. Paul Travelers Cos., Inc.	77,250	3,400,545

		75,510,817

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS
GROWTH FUND (Continued)
May 31, 2006 (Unaudited)

	Shares	Value
Thrifts & Mortgage Finance - 12.3%
Fannie Mae	1,363,900	$67,854,025
Freddie Mac	504,700	30,302,188

		98,156,213

Health Care - 14.1%
Biotechnology - 2.5%
Amgen Inc. (a)	295,950	20,003,260

Health Care Equipment & Supplies - 1.4%
Clarient Inc. (a)	277,900	252,889
Kinetic Concepts, Inc. (a)	34,300	1,334,270
Medtronic, Inc.	174,800	8,825,652
Zimmer Holdings, Inc. (a)	11,900	720,545

		11,133,356

Health Care Providers & Services - 2.7%
AmSurg Corp. (a)	42,300	1,019,007
Cardinal Health, Inc.	247,400	16,553,534
Henry Schein, Inc. (a)	79,750	3,675,678

		21,248,219

Health Care Technology - 2.2%
IMS Health Inc.	656,900	17,723,162

Pharmaceuticals - 5.3%
Pfizer Inc.	1,784,350	42,217,721

Industrials - 5.5%
Industrial Conglomerates - 5.5%
General Electric Co.	275,600	9,442,056
Tyco International Ltd.	1,272,000	34,483,920

		43,925,976

Information Technology - 15.2%
Communications Equipment - 0.9%
Cisco Systems, Inc. (a)	361,250	7,109,400

Computers & Peripherals - 0.3%
EMC Corp. (a)	184,700	2,364,160

Electronic Equipment & Instruments - 1.3%
Celestica Inc. (a)	407,800	3,878,178
Solectron Corp. (a)	1,967,900	7,005,724

		10,883,902

Internet Software & Services - 1.2%
eBay Inc. (a)	301,650	9,897,137

IT Services - 4.3%
First Data Corp.	654,050	30,158,245
Fiserv, Inc. (a)	93,850	4,049,628

		34,207,873

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS
GROWTH FUND (Continued)
May 31, 2006 (Unaudited)

	Shares or
	Principal
	Amount	Value
Semiconductors & Semiconductor Equipment - 2.3%
Altera Corp. (a)	125,000	$2,445,000
Intel Corp.	237,350	4,277,047
Linear Technology Corp.	195,200	6,588,000
Maxim Integrated Products, Inc.	166,600	5,119,618

		18,429,665

Software - 4.9%
Microsoft Corp.	1,731,550	39,219,607

TOTAL COMMON STOCKS (COST $748,582,483)		800,023,493

WARRANTS - 0.0%

Health Care - 0.0%
Health Care Equipment & Supplies - 0.0%
Clarient Inc., issued 3/31/2004, exercise price $2.75, expires 3/31/2008 (a) (b)	30,000	—

Clarient Inc., issued 4/27/2004, exercise price $2.75, expires 4/27/2008 (a) (b)	45,000	—

TOTAL WARRANTS (COST $0)		—

SHORT-TERM INVESTMENTS - 0.0%

Variable Rate Demand Notes - 0.0%
American Family Financial Services, 4.842%	$894	894

Total Variable Rate Demand Notes		894

TOTAL SHORT-TERM INVESTMENTS (COST $894)		894

TOTAL INVESTMENTS - 100.1% (COST $748,583,377)		800,024,387

NET OTHER ASSETS AND LIABILITIES - (0.1%)		(583,563)

NET ASSETS - 100.0%		$799,440,824

(a)	Non-income producing security.

(b)	Security is illiquid.
See Notes to Financial Statements.

BOND FUND INVESTMENT REVIEW
May 31, 2006 (Unaudited)
Portfolio Manager
     John W. Thompson, CFA
Performance
The Thompson Plumb Bond Fund generated a total return of 0.63% for the six-month period ended May 31, 2006, as compared to 0.30% for its benchmark, the Lehman Brothers Intermediate Government/Credit Index.
Comparison of Change in Value of a Hypothetical $10,000 Investment
Average Annual Total Returns
Through 05-31-06

	1 Year	3 Year	5 Year	10 Year
Thompson Plumb Bond Fund	0.33%	3.02%	4.81%	5.50%
Lehman Brothers Intermediate Gov’t/Credit Index	0.08%	1.41%	4.66%	5.90%
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-800-999-0887 or visiting www.thompsonplumb.com.
Results include the reinvestment of all dividends and capital gains distributions. Investment performance reflects all voluntary fee waivers that may be in effect. In the absence of such waivers, total return would be reduced. The performance information reflected in the graph and the table above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Lehman Brothers Intermediate Government/Credit Index is a market value weighted performance benchmark that includes virtually every major U.S. Government and investment-grade rated corporate bond with 1-10 years remaining until maturity. You cannot directly invest in an index.

Management Commentary
The Bond Fund’s return of 0.63% for the past six months exceeded the return of its peer group, the Lehman Brothers Intermediate Government/Credit Index, by 0.33% for the same period. The Bond Fund’s positive return for the period, despite continued increases in market interest rates, was driven by several factors. First, the relatively short duration of our portfolio investments had a positive impact on our returns as mid- and longer-term interest rates rose substantially faster than shorter-term rates during the period. We extended the overall duration of our investment portfolio slightly over the last six months by purchasing ten-year U.S. Government Agency securities at 6% yields, which were nearly 150 basis points over U.S. Treasury securities at the time of purchase.
Secondly, the Bond Fund’s performance was supported by the overall improvement in the credit ratings of the investments in our portfolio. This improvement was aided by the fact that the Hertz and Maytag bonds, which had junk bond ratings matured during the period. The J.C. Penney bond was upgraded from junk to investment grade as J.C. Penney had better operating results and their financial performance improved.
Finally, the Bond Fund’s performance was assisted by the sale of the Thermo Electron bond. The Thermo Electron bond had appreciated to its fullest potential as it was continuously convertible at par and we received par value when it was sold. We reinvested the capital received from the Thermo Electron bond sale into General Motors Acceptance Corp (“GMAC”) bonds to take advantage of the credit downgrades in the automotive sector. The GMAC bonds provided nearly 400 basis points of additional yield over our previous holdings. Overall the credit quality of the portfolio improved substantially. Below investment grade holdings declined to 10.5% from 22.4% during the six-month period.
We added to the Adelphia Communications Corp. bond and believe the company will benefit from the rising value of cable assets. The original Adelphia bonds, purchased in April and May of 2002, had a negative effect on portfolio performance during the past six months. While we acknowledge the fact that significant risks remain as the company solidifies its plan for reorganization, we believe these bonds could add materially to the Fund’s performance in the future.
We expect the Federal Reserve (the “Fed”) to increase interest rates again sometime this year. The Fed’s task of restraining inflation while supporting growth is becoming more difficult. The labor markets are extremely tight, commodity and energy prices are still high and manufacturing capacity utilization is near historical cyclical peaks. With inflation pressures building in both the labor and product markets it is hard to envision that the Fed’s inflation busting efforts have already come to an end. Because we expect the Fed to raise interest rates further, we will avoid longer duration securities in the short to mid-term until rates stabilize.
In addition, we are concerned about growth of the economy and the sustainability of current levels of consumer spending. The weakening of housing markets and with it the strong job growth that it created over the past several years, may cause a ripple effect on the economy as a whole in the coming months. Also, current levels of consumer spending will likely be negatively impacted by the fact that debt levels for individuals are relatively high, home equity cash-outs are waning and will probably no longer be a significant driver of consumer spending, and energy costs are consuming more of household budgets. As consumer spending decelerates we could see a rise in yield spreads and risk premiums causing us to favor higher credit quality issues and U.S. Treasury securities.
Our feeling that inflation is higher than statistical data indicate, coupled with the fact that risk premiums are very low throughout the world, makes us unwilling to accept more market risk knowing that investors are not being compensated for it at this time. Therefore we will be mindful of our risk level in order to avoid credit losses and will manage the duration of the investments in our portfolio to maximize returns.
Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.
Please refer to the Schedule of Investments on page 11 of this report for holdings information. The management commentary above as well as Fund holdings should not be considered a recommendation to buy or sell any security. In addition, please note that Fund holdings are subject to change.
Basis Point: Smallest measure used in quoting yields. One basis point is 0.01% or one one-hundredth of a percent. For example, 100 basis points equal 1%.
Portfolio Concentration at 05/31/06
(Includes cash and cash equivalents)
Quality

U.S. Government and Agency Issues	43.3%
AA	10.5%
A	24.9%
BAA	7.0%
BA and Below	10.5%
Short-Term Investments	3.8%

100.0%

Maturity

Under 1 year	25.5%
1 to 3 years	54.4%
3 to 5 years	6.1%
5 to 10 years	14.0%

100.0%

Top 10 Bond Holdings at 05/31/06

		Maturity	% of Fund’s
Company	Coupon	Date	Net Assets
Fannie Mae	5.050%	1/12/2009	7.46%
Fannie Mae	5.250%	12/15/2008	6.80%
Fannie Mae	5.450%	8/8/2011	4.06%
Household Finance Co.	7.650%	5/15/2007	3.49%
Beneficial Corp.	6.850%	10/3/2007	3.48%
Penney, J. C. Co.	7.600%	4/1/2007	3.47%
Morgan, J. P. & Co.	6.700%	11/1/2007	3.47%
Wisconsin Power & Light	7.000%	6/15/2007	3.47%
Tribune Co.	6.875%	11/1/2006	3.44%
Marshall & Ilsley	5.750%	9/1/2006	3.43%

SCHEDULE OF INVESTMENTS
BOND FUND
May 31, 2006 (Unaudited)

	Principal
	Amount	Value
BONDS - 94.5%

Corporate Bonds - 51.9%
Adelphia Communications, 9.875% due 3/1/2005 (a)	$1,198,000	$557,070
Adelphia Communications, 10.875% due 10/1/2010 (a)	800,000	374,000
Beneficial Corp., 6.850% due 10/3/2007	1,000,000	1,017,025
First Data Corp., 6.375% due 12/15/2007	350,000	354,077
First Data Corp., 3.375% due 8/1/2008	500,000	477,937
Gannett Co., 4.125% due 6/15/2008	1,000,000	971,319
General Motors Acceptance Corp., 4.100% due 6/15/2007	52,000	48,492
General Motors Acceptance Corp., 5.850% due 8/15/2007	86,000	81,063
General Motors Acceptance Corp., 5.000% due 6/15/2008	100,000	90,197
General Motors Acceptance Corp., 5.400% due 5/15/2009	120,000	104,312
General Motors Acceptance Corp., 6.250% due 5/15/2009	50,000	44,310
General Motors Acceptance Corp., 5.250% due 8/15/2009	80,000	68,521
General Motors Acceptance Corp., 7.200% due 8/15/2009	50,000	45,405
General Motors Acceptance Corp., 5.000% due 9/15/2009	110,000	93,787
General Motors Acceptance Corp., 7.000% due 3/15/2010	130,000	117,800
General Motors Acceptance Corp., 7.000% due 10/15/2011	200,000	172,417
General Motors Acceptance Corp., 7.250% due 8/15/2012	100,000	86,674
General Motors Acceptance Corp., 7.000% due 11/15/2012	50,000	42,498
General Motors Acceptance Corp., 7.100% due 1/15/2013	32,000	27,343
General Motors Acceptance Corp., 6.000% due 7/15/2013	60,000	47,569
Hartford Life, 7.100% due 6/15/2007	500,000	507,864
Hartford Life Global, 4.460% due 6/15/2010 (b)	500,000	476,250
Household Finance Co., 7.650% due 5/15/2007	1,000,000	1,019,310
International Lease Finance, 5.625% due 6/1/2007	850,000	850,687
Marshall & Ilsley, 5.750% due 9/1/2006	1,000,000	1,000,678
Morgan, J. P. & Co., 6.700% due 11/1/2007	1,000,000	1,013,565
Morgan Stanley, 5.360% due 6/1/2011 (b)	500,000	487,810
Penney, J. C. Co., 7.600% due 4/1/2007	1,000,000	1,013,805
Sears, Roebuck, 6.700% due 11/15/2006	1,000,000	997,319
SLM Corp., 4.800% due 3/2/2009 (b)	1,000,000	948,790
Tribune Co., 6.875% due 11/1/2006	1,000,000	1,003,503
Wisconsin Power & Light, 7.000% due 6/15/2007	1,000,000	1,011,612

Total Corporate Bonds		15,153,009

United States Government and Agency Issues - 42.6%
Fannie Mae, 4.000% due 10/30/2008	1,015,000	984,371
Fannie Mae, 5.250% due 12/15/2008	2,000,000	1,986,634
Fannie Mae, 5.050% due 1/12/2009	2,200,000	2,179,239
Fannie Mae, 5.450% due 8/8/2011	1,200,000	1,185,001
Fannie Mae, 6.000% due 1/26/2016	1,000,000	986,508
Federal Home Loan Banks, 4.250% due 3/24/2008	1,000,000	981,245
Federal Home Loan Banks, 5.000% due 11/21/2008	1,000,000	990,648
Federal Home Loan Banks, 3.000% due 12/30/2008 (c)	1,000,000	967,421
Federal Home Loan Banks, 6.000% due 1/6/2016	1,000,000	986,034
Freddie Mac, 3.290% due 6/16/2009	600,000	564,870
United States Treasury Note, 7.000% due 7/15/2006	613,000	614,389

Total United States Government and Agency Issues		12,426,360

TOTAL BONDS (COST $28,607,799)		27,579,369

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS
BOND FUND (Continued)
May 31, 2006 (Unaudited)

	Principal
	Amount	Value
SHORT-TERM INVESTMENTS - 3.7%

Variable Rate Demand Notes - 3.7%
American Family Financial Services, 4.842%	$724,569	$724,569
Wisconsin Central Credit Union, 4.779%	371,820	371,820

Total Variable Rate Demand Notes		1,096,389

TOTAL SHORT-TERM INVESTMENTS (COST $1,096,389)		1,096,389

TOTAL INVESTMENTS - 98.2% (COST $29,704,188)		28,675,758

NET OTHER ASSETS AND LIABILITIES - 1.8%		518,935

NET ASSETS - 100.0%		$29,194,693

(a)	Adelphia Communications bonds are currently in default. When a bond is in default its scheduled interest payments are not currently being paid, and there may be interest in arrears for previous unpaid interest expense.

(b)	Floating rate notes whose yields vary with the consumer price index. These securities are shown at their current coupon rate as of May 31, 2006.

(c)	Security is a “step-up” bond where the coupon increases or steps up at a predetermined date.
See Notes to Financial Statements.

FUND EXPENSE EXAMPLES
May 31, 2006 (Unaudited)
Example
As a shareholder of Thompson Plumb Funds, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2005 to May 31, 2006.
Actual Expenses
The first line of the table below under each Fund provides information about actual account values and actual expenses for such Fund. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below under each Fund provides information about hypothetical account values and hypothetical expenses based on such Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid During
	Account Value	Account Value	Period*
	12/01/05	05/31/06	12/01/05-05/31/06
Thompson Plumb Growth Fund
Actual	$1,000.00	$994.27	$5.52
Hypothetical (5% return before expenses)	$1,000.00	$1,019.47	$5.59
Thompson Plumb Bond Fund
Actual	$1,000.00	$1,002.31	$3.99
Hypothetical (5% return before expenses)	$1,000.00	$1,021.01	$4.03

*	Expenses are equal to the annualized expense ratio for each Fund (Growth Fund: 1.11%; Bond Fund: 0.80%), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

For more information, please refer to the Funds’ prospectus.

STATEMENTS OF ASSETS AND LIABILITIES
May 31, 2006 (Unaudited) (In thousands, except per share amounts)

	GROWTH	BOND
	FUND	FUND
ASSETS
Investments at value (Cost $748,583 and $29,704, respectively)
Common stocks	$800,023	—
Bonds	—	$27,580
Short-term investments	1	1,096

Total Investments	800,024	28,676

Due from sale of securities	5,453	—
Receivable from fund shares sold	2,654	112
Dividends and interest receivable	1,438	420
Prepaid expenses	126	16

Total Assets	809,695	29,224

LIABILITIES
Due on purchase of securities	3,176	—
Payable for fund shares redeemed	3,692	—
Line of credit	2,605	—
Accrued expenses payable	106	24
Due to investment advisor	675	5

Total Liabilities	10,254	29

NET ASSETS	$799,441	$29,195

Net Assets consist of:
Capital stock ($.001 par value)	$753,133	$29,969
Undistributed net investment income	2,619	341
Accumulated net realized loss on investments	(7,752)	(87)
Net unrealized appreciation (depreciation) on investments	51,441	(1,028)

Net Assets	$799,441	$29,195

Shares of capital stock outstanding (unlimited shares authorized)	17,979	2,920
Offering and redemption price/Net asset value per share	$44.46	$10.00

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
Six-Month Period Ended May 31, 2006 (Unaudited) (In thousands)

	GROWTH	BOND
	FUND	FUND
Investment income
Dividends	$7,819	—
Interest	13	$733

	7,832	733

Expenses
Investment advisory fees	4,171	97
Shareholder servicing costs	414	14
Administrative and accounting services fees	160	22
Custody fees	133	3
Professional fees	48	48
Directors fees	28	6
Federal & state registration	26	16
Other expenses	143	7

Total expenses	5,123	213
Less expenses reimbursed by advisor	—	(94)

Net expenses	5,123	119

Net investment income	2,709	614

Net realized gain (loss) on investments	7,773	(86)
Net unrealized depreciation on investments	(6,674)	(330)

Net gain (loss) on investments	1,099	(416)

Net increase in net assets resulting from operations	$3,808	$198

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
(In thousands)

	GROWTH		BOND
	FUND		FUND
	Six-Month		Six-Month
	Period Ended	Year Ended	Period Ended	Year Ended
	May 31, 2006	Nov. 30,	May 31, 2006	Nov. 30,
	(Unaudited)	2005	(Unaudited)	2005
Operations
Net investment income	$2,709	$6,165	$614	$1,189
Net realized gain (loss) on investments	7,773	25,122	(86)	298
Net unrealized depreciation on investments	(6,674)	(9,481)	(330)	(1,418)

Net increase in net assets resulting from operations	3,808	21,806	198	69

Distributions to Shareholders
Distributions from net investment income	(5,978)	(14,138)	(541)	(1,261)
Distributions from net realized gains on securities transactions	(24,731)	(17,651)	(285)	(245)

Total distributions to shareholders	(30,709)	(31,789)	(826)	(1,506)

Fund Share Transactions (See Note 4)	(204,349)	(445,266)	(728)	2,262

Total Increase (Decrease) in Net Assets	(231,250)	(455,249)	(1,356)	825

Net Assets
Beginning of period	1,030,691	1,485,940	30,551	29,726

End of period	$799,441	$1,030,691	$29,195	$30,551

Undistributed net investment income included in net assets at end of period	$2,619	$5,888	$341	$268
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
May 31, 2006 (Unaudited)
NOTE 1 — ORGANIZATION
Thompson Plumb Funds, Inc. (the “Company”) is a Wisconsin corporation registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company.
The Company consists of separate mutual funds series (each, a “Fund,” and collectively, the “Funds”): Thompson Plumb Growth Fund (the “Growth Fund”) and Thompson Plumb Bond Fund (the “Bond Fund”). The assets and liabilities of each Fund are segregated and a shareholder’s interest is limited to the Fund in which the shareholder owns shares.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.
SECURITY VALUATION — Each Fund’s investments are valued at their market prices (generally the last reported sales price on the exchange where the securities are primarily traded or, for Nasdaq listed securities, at their Nasdaq Official Closing Prices) or, where market quotations are not readily available or are unreliable, at fair value as determined in good faith pursuant to procedures established by the Funds’ Board of Directors (the “Funds’ Board”). Market quotations for the common stocks in which the Funds invest are nearly always readily available; however, market quotations for debt securities are often not readily available. Fair values of debt securities are typically based on valuations published by an independent pricing service, which uses various valuation methodologies such as matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. Debt securities with remaining maturities of 60 days or less are valued at amortized cost basis.
When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security.
SECURITIES TRANSACTIONS AND INVESTMENT INCOME — Investment securities transactions are accounted for on the trade date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities on the same basis for book and tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned.
VARIABLE-RATE DEMAND NOTES — The Funds invest in short-term, variable-rate demand notes, which are unsecured instruments. The Funds may be susceptible to credit risk with respect to these instruments to the extent the issuer defaults on its payment obligation.
PERMANENT BOOK AND TAX DIFFERENCES — Generally accepted accounting principles require that permanent financial reporting and tax differences relating to shareholder distributions be reclassified in the capital accounts.
EXPENSES — Each Fund is charged for those expenses that are directly attributed to it. Expenses that are not readily identifiable to a specific Fund are generally allocated among the Funds in proportion to the relative sizes of the Funds.
USE OF ESTIMATES — The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.
DISTRIBUTIONS TO SHAREHOLDERS — Distributions to shareholders from net investment income and realized gains on securities for the Growth Fund normally are declared on an annual basis. Bond Fund distributions to shareholders from net investment income normally are declared on a quarterly basis, and distributions to shareholders from realized gains on securities normally are declared on an annual basis. Distributions are recorded on the ex-dividend date.
FEDERAL INCOME TAXES — No provision has been made for federal income taxes since the Funds have elected to be taxed as regulated investment companies and intend to distribute substantially all income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.
DIRECTED BROKERAGE ARRANGEMENTS — The Funds have directed brokerage arrangements with Fidelity Capital Markets, BNY Brokerage and Trade Manage Capital, Inc. Upon purchase and/or sale of the investment securities at best

NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2006 (Unaudited)
execution, the Funds pay brokerage commissions to Fidelity Capital Markets, BNY Brokerage and Trade Manage Capital, Inc. These commission payments generate non-refundable cumulative credits, which are available to pay certain expenses of the Funds. There were no direct brokerage credits during the six-month period ended May 31, 2006.
LINE OF CREDIT — The Funds have established a line of credit (“LOC”) with U.S. Bank N.A. which expires November 15, 2006, used for temporary liquidity needs. The LOC is used primarily to finance redemption payments. Each of the individual Funds borrowing under the LOC are limited to either 5% of the market value of the Fund’s total assets or any explicit borrowing limits imposed by the Board, whatever is less. As of May 31, 2006, the limits established by the Board are: Growth Fund - $20,000,000 and Bond Fund - $1,000,000. The following table shows the average balance, average interest rate and interest expense incurred by the Funds on borrowings under the LOC for the six-month period ended May 31, 2006.

	Average	Average	Interest
Fund	Balance	Interest Rate	Expense
Growth Fund	$316,390	7.54%	$12,011
Bond Fund	$8,368	7.31%	$310
GUARANTEES AND INDEMNIFICATIONS — In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.
NOTE 3 — INVESTMENT ADVISORY AND ADMINISTRATIVE AND ACCOUNTING SERVICES AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
The Investment Advisory Agreement pursuant to which Thompson Investment Management LLC (“TIM”) is retained by the Funds provides for compensation to TIM (computed daily and paid monthly) at the following annual rates: for the Growth Fund - 1.00% of the first $50 million of average daily net assets and 0.90% of average daily net assets in excess of $50 million; and for the Bond Fund - 0.65% of the first $50 million of average daily net assets and 0.60% of average daily net assets in excess of $50 million.
Pursuant to an Administrative and Accounting Services Agreement, TIM Holdings, Inc., (an affiliate of TIM) maintains the Funds’ financial records in accordance with the 1940 Act, prepares all necessary financial statements of the Funds and calculates the net asset value per share of the Funds on a daily basis. As compensation for its services, each Fund pays TIM Holdings, Inc. a fee computed daily and payable monthly at the annual rate of 0.15% of net assets up to $30 million, 0.10% of the next $70 million of net assets and 0.025% of net assets in excess of $100 million, with an annual minimum fee of $30,000 per Fund. The calculations of daily net asset value are subcontracted to U.S. Bancorp Fund Services, resulting in fees paid by TIM Holdings, Inc. in the amounts of $53,414 and $15,000 for the Growth Fund and Bond Fund, respectively, for the six-month period ended May 31, 2006.
The Advisor is contractually bound to waive management fees and/or reimburse expenses incurred by the Bond Fund through March 31, 2007 so that the annual operating expenses of the Bond Fund do not exceed 0.80% of average daily net assets.

NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2006 (Unaudited)
NOTE 4 — FUND SHARE TRANSACTIONS
Transactions in shares of the Funds were as follows:

(In thousands)
	Six-Month Period
	Ended May 31, 2006		Year Ended
	(Unaudited)		November 30, 2005
	Shares	Dollars	Shares	Dollars
Growth Fund
Shares sold	1,413	$63,983	5,347	$243,605
Shares issued in reinvestment of dividends	121	5,426	286	13,092
Shares issued in reinvestment of realized gains	531	23,769	372	17,052
Shares redeemed	(6,568)	(297,527)	(15,807)	(719,015)

Net increase (decrease)	(4,503)	$(204,349)	(9,802)	$(445,266)

Bond Fund
Shares sold	394	$3,972	1,008	$10,629
Shares issued in reinvestment of dividends	50	498	106	1,098
Shares issued in reinvestment of realized gains	25	256	23	240
Shares redeemed	(542)	(5,454)	(926)	(9,705)

Net increase (decrease)	(73)	$(728)	211	$2,262

NOTE 5 — PURCHASE AND SALE OF SECURITIES
Investment transactions for the six-month period ended May 31, 2006 were as follows:

	Securities other than U. S. Government
	and Short-term Investments		U. S. Government Securities
	Purchases	Sales	Purchases	Sales
Growth Fund	$66,316,528	$295,234,609	$—	$—
Bond Fund	$1,996,089	$4,009,020	$8,664,095	$5,609,394
NOTE 6 — INCOME TAX INFORMATION
At May 31, 2006, the investment cost and aggregate unrealized appreciation and depreciation on investments for federal income tax purposes were as follows:

				Net unrealized
		Unrealized	Unrealized	appreciation
	Federal tax cost	appreciation	depreciation	(depreciation)
Growth Fund	$763,986,366	$91,350,306	$(55,312,285)	$36,038,021
Bond Fund	$29,704,367	$45,823	$(1,074,432)	$(1,028,609)
The tax basis of investments for tax and financial reporting purposes differ principally due to wash sales.

NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2006 (Unaudited)
The tax components of distributions paid during the six-month period ended May 31, 2006 (Unaudited) are:

		Long-term
	Ordinary income	capital gains
	distributions	distributions
Growth Fund	$11,125,636	$19,583,334
Bond Fund	$543,971	$281,964
The tax components of distributions paid during the fiscal year ended November 30, 2005, capital loss carryforward as of November 30, 2005 and tax basis post-October losses as of November 30, 2005, which are not recognized for tax purposes until the first day of the following fiscal year, are:

		Long-term	Net capital
	Ordinary income	capital gains	loss	Post-October
	distributions	distributions	carryforward	losses
Growth Fund	$17,524,065	$14,265,162	$—	$—
Bond Fund	$1,261,348	$245,103	$—	$1,062

FINANCIAL HIGHLIGHTS
     The following table presents information relating to a share of capital stock outstanding for the entire period.

	Six-Month
	Period Ended		Year Ended November 30,
	May 31, 2006
	(Unaudited)		2005	2004	2003	2002	2001
GROWTH FUND

Net Asset Value, Beginning of Period	$45.85		$46.03	$42.45	$37.85	$46.45	$47.75
Income from Investment Operations
Net investment income	0.16		0.27	0.46	0.13	0.22	0.03
Net realized and unrealized gains (losses) on investments	(0.16)		0.54	3.26	4.83	(4.77)	8.02

Total from Investment Operations	—		0.81	3.72	4.96	(4.55)	8.05
Less Distributions
Distributions from net investment income	(0.27)		(0.44)	(0.14)	(0.25)	(0.02)	—
Distributions from net realized gains	(1.12)		(0.55)	—	(0.11)	(4.03)	(9.35)

Total Distributions	(1.39)		(0.99)	(0.14)	(0.36)	(4.05)	(9.35)

Net Asset Value, End of Period	$44.46		$45.85	$46.03	$42.45	$37.85	$46.45

Total Return	(0.02	%)(a)	1.76%	8.77%	13.28%	(10.65%)	20.73%

Ratios/Supplemental Data
Net assets, end of period (millions)	$799.4		$1,030.7	$1,485.9	$875.6	$520.6	$266.7
Ratios to average net assets:
Ratio of expenses	1.11	%(b)	1.08%	1.05%	1.07%	1.11%	1.20%
Ratio of expenses without reimbursement†	1.11	%(b)	1.09%	1.06%	1.11%	1.15%	1.20%
Ratio of net investment income	0.59	%(b)	0.50%	1.12%	0.47%	0.68%	0.11%
Ratio of net investment income without reimbursement†	0.59	%(b)	0.49%	1.11%	0.42%	0.65%	0.11%
Portfolio turnover rate	7.21	%(a)	20.48%	28.54%	41.01%	74.07%	62.96%

†	Before directed brokerage credits.

(a)	Calculated on a non-annualized basis.

(b)	Calculated on an annualized basis.
See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Continued)
     The following table presents information relating to a share of capital stock outstanding for the entire period.

	Six-Month
	Period Ended		Year Ended November 30,
	May 31, 2006
	(Unaudited)		2005	2004	2003	2002	2001
BOND FUND

Net Asset Value, Beginning of Period	$10.21		$10.68	$10.86	$10.09	$10.69	$9.99
Income from Investment Operations
Net investment income	0.21		0.39	0.57	0.58	0.59	0.56
Net realized and unrealized gains (losses) on investments	(0.15)		(0.36)	(0.16)	0.77	(0.61)	0.72

Total from Investment Operations	0.06		0.03	0.41	1.35	(0.02)	1.28
Less Distributions
Distributions from net investment income	(0.18)		(0.42)	(0.59)	(0.58)	(0.58)	(0.58)
Distributions from net realized gains	(0.09)		(0.08)	—	—	—	—

Total Distributions	(0.27)		(0.50)	(0.59)	(0.58)	(0.58)	(0.58)

Net Asset Value, End of Period	$10.00		$10.21	$10.68	$10.86	$10.09	$10.69

Total Return	0.63	%(a)	0.29%	3.90%	13.75%	(0.16%)	13.20%

Ratios/Supplemental Data
Net assets, end of period (millions)	$29.2		$30.6	$29.7	$41.9	$34.7	$28.1
Ratios to average net assets:
Ratio of expenses	0.80	%(b)	0.80%	0.80%	0.80%	0.87%	0.94%
Ratio of expenses without reimbursement	1.43	%(b)	1.28%	1.20%	1.05%	1.08%	1.13%
Ratio of net investment income	4.10	%(b)	3.80%	5.00%	5.49%	5.94%	5.52%
Ratio of net investment income without reimbursement	3.48	%(b)	3.31%	4.60%	5.24%	5.73%	5.33%
Portfolio turnover rate	32.34	%(a)	25.93%	23.52%	29.89%	20.09%	7.26%

(a)	Calculated on a non-annualized basis.

(b)	Calculated on an annualized basis.
See Notes to Financial Statements.

ADDITIONAL INFORMATION (unaudited)
The Statement of Additional Information contains additional information about the directors and officers of Thompson Plumb Funds, Inc. and is available without charge, upon request, by calling 1-800-999-0887.
Proxy Voting Policy
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds actually voted proxies during the most recent 12-month period ended June 30 are available without charge, upon request, by calling 1-800-999-0887, through the Funds’ website at www.thompsonplumb.com and on the SEC’s website at www.sec.gov.
Information About Portfolio Securities
The Funds file complete schedules of the portfolio holdings with the Securities and Exchange Commission for the quarters ending February 28 and August 31 (the Funds’ first and third quarters of its fiscal year) on Form N-Q. The Funds’ Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. You may also review and copy those documents by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1-800-SEC-0330. The Funds’ Forms N-Q are also available without charge, upon request, by calling 1-800-999-0887.

DIRECTORS OF THE FUNDS
Mary Ann Deibele
John W. Feldt
Donald A. Nichols
John W. Thompson, CFA: President
Thompson Investment Management LLC
OFFICERS OF THE FUNDS
John W. Thompson, CFA
Chief Executive Officer

John C. Thompson, CFA
President & Chief Operating Officer
Penny M. Hubbard
Chief Financial Officer & Treasurer
Jason L. Stephens
Secretary
Nedra S. Pierce
Chief Compliance Officer
INVESTMENT ADVISOR
Thompson Investment Management LLC
1200 John Q. Hammons Drive
Madison, Wisconsin 53717
TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
100 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
LEGAL COUNSEL
Quarles & Brady LLP
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Item 2. Code of Ethics.
     Not required in Semi-Annual Reports on Form N-CSR.
Item 3. Audit Committee Financial Expert.
     Not required in Semi-Annual Reports on Form N-CSR.
Item 4. Principal Accountant Fees and Services.
     Not required in Semi-Annual Reports on Form N-CSR.
Item 5. Audit Committee of Listed Registrants.
     Not applicable to this Registrant because it is not a “listed issuer” within the meaning of Rule 10A-3 under the Securities Exchange Act of 1934.
Item 6. Schedule of Investments.
     The required Schedules of Investments in securities of unaffiliated issuers is included as part of the Registrant’s Semi-Annual Report to shareholders dated as of May 31, 2006 provided under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
     Not applicable to this Registrant because it is not a closed-end management investment company.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
     Not applicable to this Registrant because it is not a closed-end management investment company.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.
     Not applicable to this Registrant because it is not a closed-end management investment company.
Item 10. Submission of Matters to a Vote of Securities Holders.
     The Registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

2

Item 11. Controls and Procedures.
(a)	Disclosure Controls and Procedures. Based on an evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) carried out under the supervision and with the participation of the Registrant’s management, including its principal executive and financial officers, within 90 days prior to the filing date of this report on Form N-CSR, the Registrant’s principal executive and financial officers have concluded that the design and operation of the Registrant’s disclosure controls and procedures are effective in providing reasonable assurance that the information required to be disclosed on Form N-CSR is recorded, processed, summarized and reported within the applicable time periods.

(b)	Change in Internal Controls Over Financial Reporting. There were no significant changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this Form N-CSR that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits
     The following exhibits are attached to this Form N-CSR:

Exhibit No.	Description of Exhibit
12(a)(1)	The Code of Ethics for the Registrant’s Principal Executive Officer, Principal Financial Officer and Principal Accounting Officers referred to in Item 2 was filed as Exhibit 12(a)(1) to the Registrant’s Certified Shareholder Report on Form N-CSR filed on January 28, 2005, and is incorporated herein by reference

12(a)(2)-1	Certification of Principal Executive Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

12(a)(2)-2	Certification of Principal Financial Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

12(b)	Certification of Chief Executive Officer and Chief Financial Officer Required by Section 906 of the Sarbanes-Oxley Act of 2002

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on this 19th day of July, 2006.

THOMPSON PLUMB FUNDS, INC.

By:	/s/ John W. Thompson

John W. Thompson, Chairman and Chief
Executive Officer
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities indicated on this 19th day of July, 2006.

By:	/s/ John W. Thompson

John W. Thompson, Chairman and Chief
Executive Officer (Principal Executive Officer)

By:	/s/ Penny Hubbard

Penny Hubbard, Chief Financial Officer
(Principal Financial Officer)

4